                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 ---------------

                                    FORM 8-K



                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                        Date of Report: January 28, 1999


                        CARLISLE COMPANIES INCORPORATED
--------------------------------------------------------------------------------
               (Exact name of registrant specified in its charter)


            DELAWARE                     1-9278             31-1168055
--------------------------------------------------------------------------------
   (State or other jurisdiction        (Commission        (IRS Employer
       of incorporation)               File Number)     Identification No.)


             250 SOUTH CLINTON STREET, SUITE 201, SYRACUSE, NY 13202
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                  315-474-2500
--------------------------------------------------------------------------------
                         (Registrant's telephone number)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 1, items 3 through 6 and item 8 are inapplicable and are omitted from this Report.

Item 2.           ACQUISITION OR DISPOSITION OF ASSETS

         Prior to the consummation of the transactions described in the following paragraph, Carlisle SynTec Incorporated ("SynTec"), MAC Reefers, Inc. ("MAC") and MCS Reefers, Inc. ("MCS") were all of the members of Container Leasing International, LLC (the "Company"), and collectively owned all of the outstanding membership interests of the Company as follows: (i) SynTec - 60% membership interest, (ii) MAC - 10% membership interest, and (iii) MCS - 30% membership interest.

         On January 28, 1999 (the "Closing Date"), SynTec, through a wholly owned subsidiary (collectively, "Seller") sold a 51% membership interest (the "Transferred Interest") in the Company to MAC. Following the consummation of the transaction, Seller owns a 9% membership interest in the Company.

         The terms of the purchase and sale of the Transferred Interest are more fully described in the Membership Interest Purchase Agreement, dated as of January 28, 1999, among the parties thereto. A copy of the Membership Interest Purchase Agreement is filed as an Exhibit to this Report.

         Seller is an indirect wholly owned subsidiary of Carlisle Companies Incorporated. MAC is a wholly owned subsidiary of Marubeni America Corporation.

         The Company is engaged in the business of leasing refrigerated containers to end-users (the "Business"). The underlying assets of the Company include (i) certain leased real property, (ii) refrigerated containers, generator sets and other inventory items, (iii) accounts receivable, and (iv) leases and other contracts relating to the Business.

         The purchase price for the Transferred Interest was $50,000,000 (paid by wire transfer on the Closing Date). The purchase price was arrived at pursuant to an arms-length negotiation between the parties.

         Other than their respective interests in the Company, there is no material relationship between Marubeni America Corporation, MAC and their affiliates, directors and officers, on the one hand, and

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

Carlisle Companies Incorporated, Seller and their affiliates, directors and officers, on the other hand.


Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

                           The following exhibits are filed with this Report on Form 8-K:

                           REGULATION S-K
                           EXHIBIT NUMBERS                   EXHIBIT
                           ---------------                   -------
                                    2               Membership Interest Purchase
                                                    Agreement, dated as of
                                                    January 28, 1999 among the
                                                    parties listed thereon.




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

                                  EXHIBIT INDEX


EXHIBIT NUMBER                                       DESCRIPTION                                          PAGE
--------------                                       -----------                                          ----
          2                                 Membership Interest Purchase
                                            Agreement, dated as of
                                            January 28, 1999 among the
                                            parties listed thereon.

                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  February 11, 1999                     CARLISLE COMPANIES INCORPORATED



                                              By:  /S/ DENNIS J. HALL
                                                 -------------------------------
                                                  Dennis J. Hall
                                                  President




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